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                                                                   EXHIBIT 10.40

                              LAS VEGAS SANDS CORP.
                             2004 EQUITY AWARD PLAN

                        NOTICE OF RESTRICTED STOCK AWARD
                        --------------------------------

         Notice is hereby given of the following award (the "Award") of Restricted Shares of Common Stock of Las Vegas Sands Corp. (the "Company"):

         RECIPIENT NAME:
                                     ---------------------------------------

         DATE OF AWARD:
                                     ---------------------------------------

         NUMBER OF RESTRICTED SHARES
                                     ---------------------------------------

         TYPE OF AWARD:
                                     ---------------------------------------

         VESTING SCHEDULE: Subject to the provisions of your employment agreement, the Award shall vest with respect to thirty-three and one-third percent (33?%) of the Restricted Shares subject thereto (and the restrictions on such Shares shall lapse), on each of the first through third anniversaries of the first date of the fiscal year in which such Award is granted. Restricted Shares may not be sold until they "vest".

         Your Restricted Stock Award Agreement (the "Award Agreement") will be forwarded to you separately. Please be advised that this Notice contains a summary of some of the terms of the Company's 2004 Equity Award Plan (the "Plan") and your Award Agreement. Your Award is granted in accordance with and subject to the provisions of the Plan and your Award Agreement.

         Nothing contained in this Notice, the Plan or your Award Agreement shall be construed as giving you any right to be retained, in any position, as an employee, consultant or director of the Company or its Affiliates or shall interfere with or restrict in any way the right of the Company or its Affiliates, which are hereby expressly reserved, to remove, terminate or discharge you at any time for any reason whatsoever.

         All capitalized terms used in this Notice and not defined shall have the meanings ascribed to them in the Plan.

By:__________________________
Name:
Title: